SECURITY AGREEMENT AND
FINANCING STATEMENT

THIS SECURITY AGREEMENT AND FINANCING STATEMENT is made this 20th day of August, 2001, between TRANSCAP TRADE FINANCE, an Illinois general partnership (the "SECURED PARTY"), and DESTINATION SOFTWARE, INC., a New Jersey corporation (the "DEBTOR"), as follows:

BACKGROUND:

A.	On this date, the Secured Party and Debtor entered into a Master Purchase Order Assignment Agreement (the "Assignment Agreement").

B.
It is a condition to Secured Party's performance of its obligations under the Assignment Agreement that the Debtor execute and deliver this Agreement to secure performance and payment of the "Liabilities" (as hereinafter defined).

THEREFORE, in consideration of the agreements described in this Agreement and the Assignment Agreement, the parties agree as follows:

1. Definitions. In this Agreement, the following frequently used terms are defined as set forth in this paragraph 1:

(a) Each term used in this Agreement which is defined in the Assignment Agreement will have the same meaning herein as that ascribed to it in the Assignment Agreement.

(b) The "LIABILITIES" are all payments and other obligations from time to time due or owing to the Secured Party by the Debtor under the Assignment Agreement, this Agreement and any agreement referred to in the Assignment Agreement or this Agreement.

(c) The "PRIMARY COLLATERAL" means those assets of the Debtor set forth on Exhibit "A" attached to and made part of this Agreement, whether now or hereafter existing or acquired, together with all the proceeds thereof and Debtor's interests therein.

(d) The "COMMON COLLATERAL" are those assets of Debtor set forth on Exhibit "B" attached to and made part of this Agreement, whether now or hereafter existing or acquired, together with all the proceeds thereof and Debtor's interests therein which from time to time are also pledged to a Senior Lender and as to which the Secured Party shall maintain a subordinated security interest. If no Senior Lender is involved in the subject transaction, Exhibit "B" shall be excluded from this Agreement and the Primary Collateral and Common Collateral shall refer to the same assets.

(e) The "COLLATERAL" means the Primary Collateral and the Common Collateral and the Secured Party's security interest in the Collateral is referred to as the "LIEN".

(f) The "SENIOR LIEN" is the security interest in the Common Collateral maintained by a Senior Lender (if any).

(g) The "LOCATIONS" are Debtor's facilities set forth at the end of this Agreement at which all or a portion of the Collateral will be located.

2. Grant of Security Interest. As security for the performance and payment of the Liabilities, the Debtor hereby assigns, grants, conveys, mortgages, hypothecates, pledges, and sets over to the Secured Party a continuing first priority security interest for the use and benefit of the Secured Party in the Primary Collateral; and a security interest for the use and benefit of the Secured Party in the Common Collateral which is subordinate only to the Senior Lien, if any.

3. Representations and Warranties. The Debtor represents, warrants, and agrees that: (i) except with respect to the Senior Lien, no financing statement or other lien notice covering any portion of the Collateral is on file in any public office; (ii) the Debtor is and at all times will be the lawful owner of all Collateral, free of all liens and claims whatsoever except the Senior Lien and the Lien; (iii) the Debtor has full power and authority to execute this Agreement and to perform the Debtor's obligations hereunder, and to subject the Collateral to the Lien; (iv) all information with respect to Collateral set forth in any schedule, certificate or other writing at any time heretofore, and all other written information heretofore or hereafter furnished by the Debtor to the Secured Party is and will be true and correct in all respects as of the date furnished; (v) the Locations include the address at which any portion of the Collateral is located and Debtor will immediately notify Secured Party of any other location at which any portion of the Collateral is hereafter located; and (vi) there is no litigation or regulatory complaint against the Debtor or affecting or relating to the Collateral or any portion thereof which is pending or threatened as of this date other than as set forth on Exhibit "E" of the Assignment Agreement.

4. Certificates, Schedules and Reports. The Debtor will from time to time, as the Secured Party may request, deliver to the Secured Party such schedules and such certificates and reports respecting the Collateral to such extent as the Secured Party may reasonably request. Any such schedule, certificate or report shall be executed by an authorized officer of the Debtor and shall be in such form and detail as the Secured Party may specify. The Debtor shall immediately notify the Secured Party of the occurrence of any event causing a material loss or depreciation in the value of any item of Collateral, and the amount of such loss or depreciation.

5. Agreements of the Debtor. The Debtor (i) will, upon request of the Secured Party, execute such financing statements and other documents (and pay the cost of filing or recording the same), and do such other acts and things as Secured Party may from time to time reasonably request to establish and maintain valid perfected security interests in the Collateral; (ii) will keep all items of Collateral at the Locations; (iii) will keep its records concerning all items of Collateral at the Locations, which records will be of such character as will enable Secured Party to determine at any time the status thereof; (iv) will furnish the Secured Party such information concerning the Debtor and the Collateral as the Secured Party may from time to time reasonably request; (v) will permit the Secured Party or its designees, at all times, to inspect the Collateral, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtor, and will, upon request of the Secured Party, deliver to the Secured Party all of such records and papers that pertain to the Collateral; (vi) will, upon request of the Secured Party, stamp on its records concerning the Collateral (and/or enter in its computer records concerning the Collateral) a notation, in form reasonably satisfactory to the Secured Party, of the security interests of the Secured Party hereunder; (vii) except as consented to in writing by the Secured Party, will not sell, lease, assign or create or permit to exist any lien on or security interest in any item of Collateral to or in favor of anyone other than the Secured Party and the Senior Lender(s); (viii) will at all times keep all items of Collateral insured against loss, damage, theft and other risks, in such amounts, by such companies, under such policies and in such form as may be required pursuant to the Assignment Agreement, which policies shall contain a so-called lender's loss payable (or comparable) clause, whereby a denial of payment based on policy conditions will not prevent recovery by Secured Party, and such policies or certificates thereof shall be deposited with the Secured Party; (ix) furnish to the Secured Party no less than thirty (30) days prior to the occurrence of any change in the Locations or in Debtor's name, notice in writing of such change; and (x) will reimburse the Secured Party for all expenses, including reasonable attorneys' fees and legal expenses incurred by the Secured Party in seeking to collect or enforce any rights under this Agreement or the Assignment Agreement.

6. Remedies. Whenever Debtor shall fail to perform any obligation in the manner and at the time required by the Assignment Agreement or this Agreement, or whenever the Debtor or any of them shall breach or default on a covenant made by any Debtor pursuant to the Assignment Agreement or this Agreement (collectively an "event of default"), the Secured Party may exercise any rights and remedies available to it under the Assignment Agreement and applicable law. The Debtor and each of them agrees, upon the occurrence of an event of default and during the continuance thereof, if requested by the Secured Party, to assemble, at the Debtor's expense, all or any part of the Collateral at a place designated by the Secured Party. Without limiting the foregoing, upon an event of default the Secured Party may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) enter upon any premises where any of the Collateral may be located and take possession of and remove such Collateral, (ii) sell any or all of the Collateral, free of all rights and claims of the Debtor therein and thereto, at any public or private sale, and (iii) bid for and purchase any or all of the Collateral at any such sale. The Debtor and each of them hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Secured Party of any of its rights and remedies upon an event of default. Any notification of the intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any disposition by the Secured Party of any of the Collateral will be applied by the Secured Party.

First, to the payment of the Secured Party's reasonable out-of-pocket expenses in connection with the Collateral or this Agreement and enforcement of the Secured Party's rights with respect thereto or hereunder, including reasonable attorney's fees and legal expenses;

Second, toward the payment or satisfaction of the Liabilities in full; and

Third, any surplus to be paid to the Debtor, its successors and assigns, or as a court of competent jurisdiction may direct.

7. Relationship with Senior Lender. If a Senior Lender is involved in the instant transaction, the Secured Party and each Senior Lender have entered into a Subordination Agreement of even date herewith which defines and sets forth the respective rights and interests of the Secured Party and each Senior Lender in connection with the Collateral.

8. Miscellaneous. (a) The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Debtor requests in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

(b) All notices required or permitted pursuant to this Agreement shall be in writing and either personally delivered, sent by facsimile transmission (provided evidence of transmission is maintained and the original of the transmittal notice is sent by U.S. mail), or Federal Express or similar overnight delivery service, to the Secured Party at its address set forth at the end of this Agreement and to the Debtor at any one of the Locations. Notices given in the manner prescribed herein shall be deemed given on the date sent or transmitted (as the case may be). Either party may change its notice address by notice to the other party in the manner prescribed herein.

(c) No delay on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

(d) No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Secured Party, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(e) All obligations of the Debtor and all rights, powers and remedies of the Secured Party expressed herein are in addition to all other rights, powers and remedies possessed by Secured Party, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or security therefor.

(f) The Agreement shall in all respects be a continuing agreement and shall remain in full force and effect until final payment in full of all the Liabilities.

(g) THIS AGREEMENT HAS BEEN DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, SUBJECT, HOWEVER, TO THE UNIFORM COMMERCIAL CODE OF ANY APPLICABLE JURISDICTION. WHENEVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT  IF ANY PROVISION OF THIS AGREEMENT SHALL BE HELD INVALID, ILLEGAL OR UNENFORCEABLE UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

(h) THE DEBTOR IRREVOCABLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, OR ANY COURT OF THE STATE OF ILLINOIS LOCATED IN COOK COUNTY, AND WAIVES ANY AND ALL OBJECTIONS TO JURISDICTION OR VENUE THAT ANY SUCH PARTY MAY HAVE UNDER THE LAWS OF THE STATE OF ILLINOIS OR OTHERWISE IN THOSE COURTS IN ANY SUCH SUIT, ACTION, OR PROCEEDING. FURTHER, TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST THE DEBTOR MAY BE MADE _BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS FOR NOTICE AS PROVIDED IN THIS AGREEMENT.

(i) DEBTOR AND SECURED PARTY ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT, ANY OTHER AGREEMENT RELATED HERETO OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(j) This Agreement shall be binding upon, and shall inure to the benefit of, the Secured Party and the Debtor and their respective successors and assigns.

(k) At the option of the Secured Party, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

(l) This Agreement is the Security Agreement referred to in the Assignment Agreement.

(m) In the case of any irreconcilable conflict between the provisions of this Agreement and the Assignment Agreement, the provisions of the Assignment Agreement shall control.

(n) If more than one person or entity is included as a Debtor hereunder, each of Debtor's obligations, covenants, warranties, and representations hereunder is joint, several and mutually binding on each such party.

(o) This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly signed at Northbrook, Illinois on the day and year first above written.

SECURED PARTY:

TRANSCAP TRADE FINANCE

By:	/s/ Michael Sear
Address:	900 N. Skokie Blvd.
Northbrook, LL 60062

DEBTOR:

DESTINATION SOFTWARE, INC.

By:	/s/ Susan Kain
Title:	President

LOCATIONS:

EXHIBIT "A"

PRIMARY COLLATERAL

The "Collateral" with respect to which Secured Party's first priority security interest applies shall be (i) all merchandise, inventory and goods and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping "Materials" and "Products" pursuant to "Accepted Purchase Orders", as such terms are defined in a certain Master Purchase Order Purchase Agreement dated August 20,2001 between Secured Party and Debtor, and all products and proceeds of whatever sort now or hereafter owned by Debtor and related thereto; (ii) all accounts receivable, credit card receivables, payment intangibles, contract rights and other customer obligations for the payment of money arising out of the Debtor's sale, lease, or license of any tangible or intangible property or the rendering of services pursuant to "Accepted Purchase Orders" now or hereafter existing; and (iii) all proceeds and products of the foregoing.

Debtor's facility at which the Collateral is located is:_______________________________________________________ _____________________________________________________.

EXHIBIT "B"
COMMON COLLATERAL

The "Collateral" with respect to which Secured Party's subordinated lien applies shall be (i) all merchandise, inventory and goods and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production, and all products and proceeds of whatever sort, including specifically all "inventory" as such term is defined in the Code, now or hereafter owned by Debtor; (ii) all machinery and equipment, now or hereafter owned by Debtor, including, but not limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by Debtor and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, spare and replacement parts, related computer software, maintenance and repair supplies and manuals, instructional manuals, warranties, and equipment and accessories installed thereon or affixed thereto; (iii) all accounts receivable, credit card receivables, payment intangibles, contract rights and other customer obligations for the payment of money arising out of the Debtor's sale, lease, or license of any tangible or intangible property or the rendering of services, now existing or hereafter arising; (iv) all trademarks, copyrights, patents, contract rights, investment property, rights to payment evidenced by tangible or electronic chattel paper, instruments, and all general intangible assets of Debtor now or hereafter existing; and (v) all proceeds and products of the foregoing, except such assets of the Debtor as are described on Exhibit "A".

Debtor's facility at which the Collateral is located is: _______________________________________________________ _____________________________________________________.